UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 6, 2023 (March 31, 2023)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7251 West Lake Mead Blvd., Suite 300
Las Vegas, NV 89128
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
2023 Long-Term Incentive Plan
On March 31, 2023, the Compensation Committee (the “Committee”) of the Rimini Street, Inc. (the “Company”) Board of Directors, with the input of the Committee’s independent compensation consultant, Willis Towers Watson (“WTW”), approved the Company’s 2023 Long-Term Incentive Plan (the “2023 LTI Plan”), consisting of awards of performance units (“PSUs”), restricted stock units (“RSUs”) and options to purchase shares of the Company’s common stock (“Options”) under the terms of the Company’s 2013 Equity Incentive Plan (the “2013 Equity Plan”), as amended, in each case effective as of April 3, 2023 (the “Date of Grant”). The participants in the 2023 LTI Plan are the Company’s executive officers, including its President, Chief Executive Officer and Chairman of the Board, Seth A. Ravin, and its Executive Vice President and Chief Financial Officer, Michael L. Perica.
The total target dollar values of the 2023 LTI Plan awards to Mr. Ravin and Mr. Perica on the Date of Grant were $3,000,000 and $1,000,000, respectively. In the case of Mr. Ravin, 50% of the total target dollar value of his 2023 LTI Plan award opportunity (or $1,500,000) was allocated to PSUs, 30% of the total target dollar value of his 2023 LTI Plan award opportunity (or $900,000) was allocated to RSUs, and 20% of the total target dollar value of his 2023 LTI Plan award opportunity (or $600,000) was allocated to Options. In the case of Mr. Perica, 50% of the total target dollar value of his 2023 LTI Plan award opportunity (or $400,000) was allocated to PSUs, 20% of the total target dollar value of his 2023 LTI Plan award opportunity (or $200,000) was allocated to RSUs, and 40% of the total target dollar value of his 2023 LTI Plan award opportunity (or $400,000) was allocated to Options.
The number of PSUs and RSUs granted to each of Mr. Ravin and Mr. Perica on the Date of Grant was determined by dividing the respective target dollar values of each award by $3.93, or the closing sales price of the Company’s common stock on the Date of Grant, and rounding down to the nearest whole share, resulting in the issuance of 381,679 PSUs and 229,007 RSUs to Mr. Ravin and the issuance of 101,781 PSUs and 50,890 RSUs to Mr. Perica. The number of Options granted to each of Mr. Ravin and Mr. Perica on the Date of Grant was determined by reference to the Black-Scholes pricing model and valuation assumptions used by the Company in accounting for Options as of the Date of Grant, rounding down to the nearest whole Share, resulting in the issuance of 276,816 Options to Mr. Ravin and 184,544 Options to Mr. Perica. The component awards under the 2023 LTI Plan are generally subject to the terms and conditions of the 2013 Equity Plan and the following vesting and other conditions:
•Performance Units. The PSUs awarded under the 2023 LTI Plan (the “Target PSUs”) will be earned over a one-year performance period beginning on January 1, 2023 and ending on December 31, 2023 (the “Performance Period”) but will remain subject to a continued service-based vesting requirement, as explained further below. Fifty percent (50%) of the PSUs awarded will be eligible to vest based on the Company’s achievement against a target adjusted EBITDA1 goal for the Performance Period, and fifty percent (50%) of the PSUs awarded will be will be eligible to vest based on the Company’s achievement against a target total revenue goal for the Performance Period. The ultimate number of PSUs that may vest (as calculated, the “Earned PSUs”) range from zero to 200% of the Target PSUs. Under the terms of the 2023 LTI Plan, the Earned PSUs will vest in equal annual installments on the first, second and third anniversaries of the Date of Grant, generally subject to the awardee continuing to be a Service Provider (as such term is defined under the 2013 Equity Plan) through the applicable vesting date. The form of award agreement for the PSUs is described further under the heading “Form PSU Agreement,” below.
•Restricted Stock Units. The RSUs awarded under the 2023 LTI Plan shall vest in three equal annual installments on the first, second and third anniversaries of the Date of Grant, generally subject to the awardee continuing to be a Service Provider through the applicable vesting date. The form of award agreement for the 2023 LTI Plan RSU awards was previously filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
1 EBITDA is the Company’s (i) net income for the Performance Period adjusted to exclude (ii) interest expense, (iii) income tax expense and (iv) depreciation and amortization expense (in each case of (i) through (iv), determined in accordance with generally accepted accounting principles and as reported in the Company’s Annual Report on Form 10-K for its fiscal year ending December 31, 2023). Adjusted EBITDA is the Company’s “Adjusted EBITDA” for the Performance Period, as such term is defined in the Company’s fiscal year 2022 earnings press release, a copy of which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated March 1, 2023.

•Options. The Options awarded under the 2023 LTI Plan shall vest in three equal annual installments on the first, second and third anniversaries of the Date of Grant, generally subject to the awardee continuing to be a Service Provider through the applicable vesting date. The per share exercise price of the Options is $3.93, or the closing sales price of the Company’s common stock on the Date of Grant. All Options awarded under the 2023 LTI Plan are Incentive Stock Options (as such term is defined in the 2013 Equity Plan), with the exception of the Options awarded to Mr. Ravin, which are Nonstatutory Stock Options (as such term is defined in the 2013 Equity Plan). The form of award agreement for the 2023 LTI Plan Option awards was previously filed, along with the 2013 Equity Plan, as Exhibit 10.20 to the Amendment to the Company’s Registration Statement on Form S-4 filed on August 9, 2017.
Form PSU Agreement
Also on March 31, 2023, the Committee adopted a new form of Notice of Performance Unit Grant and Global Performance Unit Agreement (the “Form PSU Agreement”), which form of notice and award agreement will be used, starting in April 2023, in connection with the awards of PSUs under the 2023 LTI Plan and future PSU awards. A copy of the Form PSU Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference. As with all Company equity awards to Mr. Ravin, the PSUs awarded to Mr. Ravin under the 2023 LTI Plan are subject to the accelerated vesting provisions contained in his Amended and Restated Employment Agreement dated January 6, 2017, as amended by the First Amendment thereto dated as of June 3, 2020 and the Second Amendment thereto dated as of April 1, 2023 (as amended, the “Employment Agreement”). Under the 2023 LTI Plan, to the extent that Mr. Ravin’s Employment Agreement provides for accelerated vesting of the PSUs upon his cessation of service to the Company, the number of PSUs that vest shall be (i) the Target PSUs, if cessation of service occurs prior to the end of the Performance Period, and (ii) the Earned PSUs, if cessation of service occurs at or after the end of the Performance Period. The terms of the Second Amendment to Mr. Ravin’s Employment Agreement are described further below under the heading “Amendment to Amended and Restated Employment Agreement — Seth A. Ravin.”
The PSUs awarded to Mr. Perica and to the Company’s other executive officers under the terms of the 2023 LTI Plan are also subject to the terms and conditions of the Form PSU Agreement, with additional provisions providing for accelerated vesting if the awardee is terminated without “cause” or resigns for “good reason” within 24 months following a “change of control” of the Company, with the definitions of “cause,” “good reason,” and “change of control,” generally mirroring how such terms are defined in Mr. Ravin’s Employment Agreement. As with Mr. Ravin, if such events occur prior to the end of the Performance Period, the number of PSUs that vest shall be the Target PSUs, and if such events occur at or after the end of the Performance Period, the number of PSUs that vest shall be the Earned PSUs.
Amendment to Amended and Restated Employment Agreement — Seth A. Ravin
Effective as of April 1, 2023, the Committee approved the following market-based adjustments, as determined with the input of WTW, to Mr. Ravin’s compensation: (i) a $25,000 increase in base salary from $450,000 to $475,000 per year and (ii) a corresponding increase to his target annual incentive opportunity from $450,000 to $475,000 per year. Also effective as of April 1, 2023, the Committee approved the Second Amendment to Mr. Ravin’s Employment Agreement to reflect the changes in base salary and target annual incentive opportunity described above.
The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated into this Item 5.02 by reference.

Adjustment to Target Annual Incentive Opportunity — Michael L. Perica

Also effective April 1, 2023, the Committee approved the following market-based adjustment, as determined with the input of WTW and the recommendation of Mr. Ravin, to Mr. Perica’s compensation: an increase to Mr. Perica’s target annual incentive opportunity from $241,000 per year to $265,000 per year. Mr. Perica’s base salary remains at $360,000 per year.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

10.1	Form of Notice of Performance Unit Grant and Global Performance Unit Award Agreement Effective April 1, 2023
10.2	Second Amendment dated as of April 1, 2023 to Amended and Restated Employment Agreement by and between Rimini Street, Inc. and Seth A. Ravin dated as of January 6, 2017
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

`    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: April 6, 2023	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President and Chief Executive Officer

4